UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 25, 2005

Commission File Number: 0-25662

ANADIGICS, Inc.
(Exact name of registrant as specified in its charter)
Delaware	22-2582106
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

141 Mt. Bethel Road, Warren, NJ 07059	07059
(Address of prinicipal executive offices)	(Zip Code)

908-668-5000
(Registrants telephone number, including area code)

Item 2.02 Results of Operations and Financial Condition

On July 25, 2005, ANADIGICS Inc. ("ANADIGICS") is issuing a press release and holding a conference call announcing its financial results for the quarter ending July 2, 2005. A copy of the release is furnished as Exhibit 99.1 to this Form 8-K. The information in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release issued by ANADIGICS, Inc. dated July 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ANADIGICS, Inc.
Date: July 25, 2005	By:	/s/ Thomas Shields
Sr. Vice President & CFO

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press release dated July 25, 2005, announcing ANADIGICS, Inc.'s financial results for the first quarter ended July 2, 2005.

ANADIGICS REPORTS RESULTS FOR SECOND QUARTER 2005

WARREN, NJ—July 25, 2005—ANADIGICS, Inc. (Nasdaq: ANAD), a leading supplier of wireless and broadband communications solutions, reported second quarter 2005 net sales of $23.9 million compared to net sales of $21.8 million in the prior quarter and $22.7 million in the year ago quarter. The net loss for the quarter was $9.1 million or $0.27 per share compared with a net loss of $11.5 million or $0.34 per share in the prior quarter and $11.7 million or $0.36 per share in the year ago quarter.

For the six months ended July 2, 2005 net sales were $45.7 million compared with $43.9 million in the six months ended July 3, 2004. The net loss was $20.5 million or $0.61 per share compared with $24.5 million or $0.77 per share in the prior year.

As of July 2, 2005, cash and short and long-term marketable securities totaled $90.0 million compared with $97.3 million at the end of the first quarter 2005.

“Our revenue growth and improved operating performance were led by a 25% sequential increase in Broadband and highlights our leadership position with Tier 1 OEMs,” said Dr. Bami Bastani, President and CEO of ANADIGICS. “Our design wins and subsequent production orders for GSM/GPRS, EDGE and W-CDMA wireless handset products with Tier 1 customers in recent quarters are strong catalysts for additional revenue growth in the second half of 2005.”

The second quarter performance of the company benefited from the market trend toward digital video recording (DVR) / personal video recording (PVR) functionality in set-top boxes, which is expected to continue. The Company also achieved sequential WLAN revenue growth fueled by the favorable attachment rates for WLAN to mobile processors and by ANADIGICS’ strong working relationships with notebook PC market leaders.

Outlook for Third Quarter 2005

Net sales and the loss per share for the third quarter of 2005 are expected to improve by approximately 10% compared with the second quarter of 2005. The Company’s Wireless product line is expected to grow 15%-20% in revenues.

RECENT HIGHLIGHTS

July 18, 2005 - ANADIGICS Announces Production Shipments of CDMA Power Amplifiers to Samsung Electronics

July 11, 2005 - ANADIGICS Supplies 3G Power Amplifiers to UTStarcom

June 6, 2005 - ANADIGICS Introduces World's Smallest Integrated Digital and Analog Tuners

May 19, 2005 - ANADIGICS Announces Production Shipments of WCDMA Power Amplifier Modules to Samsung Electronics

May 11, 2005 - ANADIGICS Achieves Samsung Electronics' Eco-Partnership Certification

May 10, 2005 - ANADIGICS Leads GaAs RF Semiconductor Technology by Integrating HBTs and pHEMTs on Single InGaP GaAs Die

May 9, 2005 - ANADIGICS Receives Production Orders from Samsung Electronics for 6 mm by 6 mm GSM/GPRS Power Amplifiers

CONFERENCE CALL
ANADIGICS’ senior management will conduct a conference call today at 8:30 AM Eastern time. A live audio Webcast will be available at www.anadigics.com. A recording of the call will be available approximately two hours after the end of the call on the ANADIGICS Web site or by dialing (888) 566-0177 (available until August 3).

ANADIGICS, Inc. (Nasdaq: ANAD) designs and manufactures radio frequency integrated circuit (RFIC) solutions for growing broadband and wireless communications markets. The Company's innovative high frequency RFICs enable manufacturers of communications equipment to enhance overall system performance, and reduce manufacturing cost and time to market. By utilizing state-of-the-art manufacturing processes for its RFICs, ANADIGICS achieves the high-volume and cost-effective products required by leading companies in its targeted high-growth communications markets. ANADIGICS was the first GaAs IC manufacturer to receive ISO 9001 certification and is certified to the ISO 9001:2000 and ISO 14001:1996 quality standards.

Except for historical information contained herein, this press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, order rescheduling or cancellation, changes in customers' forecasts of product demand, timely product and process development and protection of the associated intellectual property rights, individual product pricing pressure, variation in production yield, changes in estimated product lives, difficulties in obtaining components and assembly and test services needed for production of integrated circuits, change in economic conditions of the various markets the Company serves, as well as the other risks detailed from time to time in the Company's reports filed with the Securities and Exchange Commission, including the report on Form 10-K for the year ended December 31, 2004. Actual results could differ materially from the Company's forward-looking statements. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "believe", "anticipate", "expect", or words of similar import. Similarly, statements that describe the Company's future plans, objectives, estimates, or goals are forward-looking statements. Important factors that could cause actual results and developments to be materially different from those expressed or implied by such statements include those factors discussed herein.

ANADIGICS, INC.
Consolidated Statements of Operations
(Unaudited)
(Amounts in thousands, except per share amounts)	Three Months Ended		Six Months Ended

	July 2, 2005	July 3, 2004	July 2, 2005	July 3, 2004

Net sales	$23,943	$22,687	$45,716	$43,882
Cost of sales	19,511	19,207	38,763	38,382
Gross profit	4,432	3,480	6,953	5,500
Research and development expenses	7,374	8,866	15,236	17,768
Selling and administrative expenses	5,506	6,099	11,058	11,889
Restructuring and other charges	-		(120)	-
Operating loss	(8,448)	(11,485)	(19,221)	(24,157)
Interest income	599	551	1,176	1,210
Interest expense	(1,249)	(940)	(2,498)	(1,880)
Other income	9	143	3	344
Net loss	$(9,089)	(11,731)	(20,540)	(24,483)

Loss Per Share	$(0.27)	$(0.36)	$(0.61)	$(0.77)

Weighted average common
shares outstanding	34,057	32,405	33,780	31,985

ANADIGICS, INC.
Condensed Consolidated Balance Sheets
(Amounts in Thousands)

	July 2, 2005		December 31, 2004
Assets	(Unaudited	)

Current assets:
Cash and cash equivalents	$9,203		$11,171
Marketable securities	71,081		63,615
Accounts receivable	13,370		10,770
Inventory	13,114		14,436
Prepaid expenses and other current assets	3,686		3,073
Total current assets	110,454		103,065

Marketable securities	9,670		29,265

Plant and equipment, net	37,501		43,038

Goodwill and other intangibles, net of amortization	6,112		6,297
Other assets	3,549		4,230
	$167,286		$185,895

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable	$9,999		$8,021
Accrued liabilities	3,893		4,783
Accrued restructuring costs	69		726
Capital lease obligations	0		18
Total current liabilities	13,961		13,548

Other long-term liabilities	3,089		3,032
Long-term debt	84,700		84,700

Total Stockholders’ equity	65,536		84,615
	$167,286		$185,895

The condensed balance sheets at December 31, 2004 have been derived from the audited financial statements at such date but does not include all the information and footnotes required by generally accepted accounting principles for complete financial statements.